                                                                  EXHIBIT 10.104


                              AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

                           Dated as of October 1, 1999

                                      among

                 BLUEGREEN RECEIVABLES FINANCE CORPORATION III,
                                    as Seller

                           BRFC III DEED CORPORATION,
    as agent and custodian of certain deeds for the benefit of the Purchaser

                             HELLER FINANCIAL, INC.,
                                as the Purchaser

                             BLUEGREEN CORPORATION,
                       as the Originator and the Servicer

                              VACATION TRUST, INC.,
                                 as Club Trustee

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                              as Cash Administrator


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                                TABLE OF CONTENTS

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

ARTICLE I DEFINITIONS.............................................................................................2
       Section 1.1         CERTAIN DEFINED TERMS..................................................................2
       Section 1.2         OTHER INTERPRETIVE PROVISIONS..........................................................3

ARTICLE II THE PURCHASE FACILITY..................................................................................3
       Section 2.1         SALE AND PURCHASE OF ASSETS............................................................3
       Section 2.2         PROCEDURES FOR PURCHASES...............................................................4
       Section 2.3         ESTABLISHMENT OF ACCOUNTS; RESERVE ACCOUNT.............................................5
       Section 2.4         [OMITTED]..............................................................................6
       Section 2.5         DEPOSITS TO ACCOUNTS...................................................................6
       Section 2.6         NON-LIQUIDATION SETTLEMENT PROCEDURES..................................................6
       Section 2.7         LIQUIDATION SETTLEMENT PROCEDURES......................................................8
       Section 2.8         INVESTMENT OF ACCOUNTS.................................................................9
       Section 2.9         PAYMENTS AND COMPUTATIONS; FUNDING INDEMNITY FOR FAILED PURCHASE.......................9
       Section 2.10        [OMITTED].............................................................................10
       Section 2.11        ADDITION/SUBSTITUTION OF RECEIVABLES..................................................10
       Section 2.12        EXTENSION OF PROGRAM TERMINATION DATE; INCREASE IN COMMITMENT.........................12
       Section 2.13        EFFECT OF AMENDMENT AND RESTATEMENT.  This Agreement amends and restates in its entirety the Prior Purchase Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Prior Purchase Agreement shall, subject to this SECTION
                           2.13, be superseded hereby.  All references to "Asset Purchase Agreement"or
                           "Agreement" contained in..............................................................12
       Section 2.13        the Transaction Documents delivered in connection with the Prior Purchase Agreement shall be deemed to refer to this Agreement.  Notwithstanding the amendment and restatement of the Prior Purchase Agreement by this Agreement, the obligations and indemnities outstanding under the Prior Purchase Agreement as of the Closing Date shall remain outstanding and constitute continuing obligations hereunder.  Such outstanding rights and obligations shall in all respects be continuing, and this
                           Agreement shall not be deemed to evidence or result in a novation of such rights and obligations.  In furtherance of and without limiting the foregoing, from and after the
                           Closing Date and except as expressly specified herein, the terms, conditions, and covenants governing the rights and obligations outstanding under the Prior Purchase
                           Agreement shall be solely as set forth in this Agreement, which shall supersede the
                           Prior Purchase Agreement in its entirety..............................................12

ARTICLE III [RESERVED]...........................................................................................13

ARTICLE IV CONDITIONS OF PURCHASES...............................................................................13
       Section 4.1         CONDITIONS PRECEDENT TO INITIAL PURCHASE..............................................13



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

       Section 4.2         CONDITIONS PRECEDENT TO ALL PURCHASES..................................................13

ARTICLE V REPRESENTATIONS AND WARRANTIES..........................................................................15
       Section 5.1         REPRESENTATIONS AND WARRANTIES OF THE SELLER...........................................15
       Section 5.2         REPRESENTATIONS AND WARRANTIES OF SELLER RELATING TO THE AGREEMENT
                             AND THE RECEIVABLES..................................................................19
       Section 5.3         REPRESENTATIONS AND WARRANTIES OF THE CLUB AND THE CLUB TRUSTEE........................22

ARTICLE VI GENERAL COVENANTS......................................................................................24
       Section 6.1         GENERAL COVENANTS OF THE SELLER........................................................24
       Section 6.1A        GENERAL COVENANTS OF THE CLUB TRUST AND CLUB TRUSTEE...................................27
       Section 6.2         RELEASE OF INTEREST IN INTERVAL........................................................30
       Section 6.3         RETRANSFER OF INELIGIBLE RECEIVABLES...................................................30

ARTICLE VII SPECIAL PROVISION RELATING TO CLUB RECEIVABLES........................................................32
       Section 7.1         RIGHTS SUBJECT TO TRUST AGREEMENT.  Notwithstanding anything to the contrary set forth herein or in any other Transaction Documents, all references to the rights of the
                           Purchaser with respect to Club Receivables shall be subject at all times to the provisions of the Trust Agreement and the other agreements executed by the
                           Beneficiaries in connection therewith..................................................32

ARTICLE VIII EVENTS OF TERMINATION................................................................................32
       Section 8.1         EVENTS OF TERMINATION..................................................................32

ARTICLE IX........................................................................................................34
       Section 9.1         FURTHER ASSURANCES.  The Purchaser, Originator and Seller agree that from time to time the Purchaser will sell the Assets or cash flows therein to various third parties.
                           Originator and Seller agree to use their best efforts to cooperate with the Purchaser in connection with the Purchaser's sale of the Assets or the cash flows therein to such third parties; provided, however, Originator and Seller are not obligated to pay any of the Purchaser's fees or expenses associated with such sale.  In the event
                           Originator and Seller incur out of pocket expenses associated with the sale of the
                           Assets or the cash flows therein to a third party (I.E., the creation of new software to service the Receivables and the related Assets or the cash flows therein, change in servicing requirements, etc.) Purchaser shall reimburse the Originator or Seller for such expense...........................................................................34

ARTICLE X [RESERVED]..............................................................................................34

ARTICLE XI ASSIGNMENTS; PARTICIPATIONS; RELEASE OF ASSETS.........................................................34
       Section 11.1        ASSIGNMENTS............................................................................34
       Section 11.2        PARTICIPATIONS.........................................................................35
       Section 11.3        INFORMATION TO ASSIGNEES/PARTICIPANTS; CONFIDENTIALITY.................................35
       Section 11.4        SELLER'S REPURCHASE OPTION.............................................................36
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
ARTICLE XII MISCELLANEOUS........................................................................................36
       Section 12.1        AMENDMENTS AND WAIVERS................................................................36
       Section 12.2        NOTICES, ETC..........................................................................36
       Section 12.3        [RESERVED]............................................................................38
       Section 12.4        NO WAIVER; REMEDIES...................................................................38
       Section 12.5        BINDING EFFECT........................................................................38
       Section 12.6        TERM OF THIS AGREEMENT................................................................38
       Section 12.7        GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE..................38
       Section 12.8        WAIVER OF JURY TRIAL..................................................................39
       Section 12.9        COSTS, EXPENSES AND TAXES.............................................................39
       Section 12.10       NO BANKRUPTCY COVENANT................................................................40
       Section 12.11       PROTECTION OF OWNERSHIP INTERESTS OF THE PURCHASER; INTENT OF PARTIES; BACK-UP
                             SECURITY INTEREST...................................................................40
       Section 12.12       EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION..................................41
       Section 12.13       PURCHASER RIGHT OF FIRST REFUSAL......................................................41
       Section 12.14       PURCHASE CESSATION EVENTS.............................................................41
       Section 12.15       COOPERATION OF PARTIES TO CLUB CONVERSION.............................................42


SCHEDULES

SCHEDULE I        Condition Precedent Documents
SCHEDULE II       [Reserved]
SCHEDULE III      Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE IV       Cash Administrator Fees
SCHEDULE V        Location of Receivables Files
SCHEDULE VI       Insurance

EXHIBITS

EXHIBIT A         Form of Request Notice For Initial and Incremental
                    Purchases
EXHIBIT B         Form of List of Deliveries for all Advances
EXHIBIT C         List of Resorts
EXHIBIT D         Form of Monthly Report
EXHIBIT E         Trust Agreement
EXHIBIT F         Provisions of Seller's Certificate of Incorporation
EXHIBIT G         [Reserved]
EXHIBIT H         Form of Assignment
EXHIBIT I         Form of Subsequent Transfer Agreement
EXHIBIT J         Form of Substitute Receivables Transfer Agreement

ANNEXES
Definitions Annex

                              AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

         This Amended and Restated Asset Purchase Agreement (this "AGREEMENT") is made as of October 1, 1999, among:

         (1) Bluegreen Receivables Finance Corporation III, a Delaware corporation ("FUNDING CORP"), as Seller (in such capacity, the "SELLER");

         (2) Bluegreen Corporation, a Massachusetts corporation ("BLUEGREEN"), as originator and owner of the Receivables prior to their conveyance to Funding Corp under the Sale and Contribution Agreement (in such capacity, together with its permitted successors and assigns, the "ORIGINATOR") and in its separate capacity as Servicer (in such capacity, together with its permitted successors and assigns, the "SERVICER");

         (3) U.S. Bank National Association, as Cash Administrator (the "CASH ADMINISTRATOR");

         (4) BRFC III Deed Corporation, a Delaware corporation ("DEED CORP"), solely as the agent and custodian for the benefit of the Purchaser of certain deeds relating to certain Receivables represented by conditional sales contracts (in such capacity, the "DEED CUSTODIAN");

         (5) Heller Financial, Inc., a Delaware corporation ("HFI"), as Purchaser (in such capacity, together with its successors and assigns, the "PURCHASER"); and

         (6) Vacation Trust, Inc., a Florida corporation, as Club Trustee under the Trust Agreement (in such capacity, the "CLUB TRUSTEE").

                              W I T N E S S E T H:

         WHEREAS, the Seller, Deed Corp, Bluegreen, as Servicer and Originator, the Cash Administrator and the Purchaser are parties to that certain Asset Purchase Agreement dated as of June 26, 1998 (as heretofore amended, restated, supplemented or otherwise modified, the "Prior Purchase Agreement");

         WHEREAS, the parties hereto desire to amend and restate the Prior Purchase Agreement for the purpose of accommodating Additional Resorts and the Club, clarifying the status of the Receivables (including Club Receivables) and related Intervals with respect thereto and adding the Club Trustee as signatories hereto, subject to the terms and conditions set forth herein;

         WHEREAS, the Seller is a wholly-owned, special-purpose bankruptcy-remote subsidiary of the Originator;


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         WHEREAS, the Seller has been formed for the sole purpose of purchasing and selling certain Receivables and related Assets originated or otherwise acquired and owned by the Originator in the ordinary course of the Originator's business and sold or contributed to the Seller from time to time pursuant to the Sale and Contribution Agreement by and between the Originator and the Seller;

         WHEREAS, the Seller wishes to sell the Receivables and related Assets, and the Purchaser wishes to purchase the Receivables and the related Assets pursuant to the terms and conditions contained herein;

         WHEREAS, the Deed Custodian is a wholly-owned, special-purpose subsidiary of the Seller;

         WHEREAS, the Deed Custodian has been formed for the sole purpose of holding certain Deeds relating to Receivables sold pursuant to this Agreement that are in the form of conditional sales contracts as agent and custodian for the benefit of the Purchaser;

         WHEREAS, the Club Trustee is a limited purpose entity which, on behalf of the Beneficiaries, holds title to certain Intervals and Deeds relating to Club Receivables sold pursuant to this Agreement;

         WHEREAS, the Cash Administrator has been requested and is willing to provide certain administrative services on behalf of the Purchaser with respect to Collections and associated investments, payments and distributions thereof in accordance with the terms hereof;

         WHEREAS, Bluegreen and Deed Corp are willing and have agreed pursuant hereto and to the Servicing Agreement and the Deed Custodian Agreement, respectively, executed contemporaneously herewith, to act as Servicer and Deed Custodian, respectively, for the Assets and the Deeds and to perform the Servicer's and Deed Custodian's respective obligations and responsibilities under the Servicing Agreement, the Deed Custodian Agreement and hereunder; and

         WHEREAS, it is the intention of the Seller and the Purchaser that the transactions contemplated by this Agreement constitute a sale and absolute transfer of ownership of the Assets.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 CERTAIN DEFINED TERMS.

         All capitalized terms used and not expressly defined herein, shall have the meaning specified in the Definitions Annex attached to this Agreement (the "DEFINITIONS ANNEX").



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         Section 1.2 OTHER INTERPRETIVE PROVISIONS.

         Except to the extent otherwise specified in the particular term or provision at issue, this Agreement (including the Definitions Annex hereto) shall be interpreted and construed in accordance with the Document Conventions.

                                   ARTICLE II

                              THE PURCHASE FACILITY

         Section 2.1 SALE AND PURCHASE OF ASSETS.

                  (a) Subject to the terms and conditions of this Agreement, the Seller may, at its option, sell and assign to the Purchaser the Assets from time to time designated and identified for purchase in accordance with Section 2.2 hereof, and the Purchaser agrees to make such purchases from time to time (the first such date, the "INITIAL PURCHASE DATE") during the period from the Closing Date to but not including the Termination Date or the Program Termination Date (the first such sale and purchase to be effected hereunder, the "INITIAL PURCHASE"; each subsequent sale and purchase, an "INCREMENTAL PURCHASE"; and any such sale and purchase, a "PURCHASE"). Under no circumstances, however, shall the Purchaser be obligated to make any Purchase if, after giving effect to the payment of the Cash Purchase Price relating to such Purchase, either (i) the aggregate Capital Payout hereunder would exceed the Purchase Limit, or (ii) the aggregate Capital outstanding would exceed the Capital Limit. Upon the payment of the related Cash Purchase Price for the Initial Purchase or any Incremental Purchase, the Seller shall have, and shall be deemed hereunder to have, irrevocably sold, assigned, transferred and conveyed to the Purchaser, without recourse, representation or warranty, express or implied, except as provided in the Transaction Documents, all right, title and interest of the Seller in and to the Assets relating to such Initial Purchase or Incremental Purchase, as the case may be.

                  (b) The purchase price ("PURCHASE PRICE") for the Purchased Receivables in each Asset Pool Portion shall consist of the Cash Purchase Price plus the Deferred Payment. The "CASH PURCHASE PRICE" shall be an amount equal to the product of (i) the Receivable Balance as of the Cutoff Date of the Eligible Receivables to be purchased, multiplied by (ii) the Credit Enhancement Factor. Subject to the satisfaction of the conditions and on the terms set forth herein, the Purchaser shall pay to the Seller the Cash Purchase Price for the Purchased Receivable on the related Purchase Date in accordance with the provisions of Section 2.2(b). The Deferred Payment with respect to the




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

         Purchased Receivables shall be determined and paid in accordance with the provisions of Sections 2.6(xiii) and 2.7(xiii).

                  (c) Upon payment of the Cash Purchase Price by the Purchaser in the amount determined in accordance with Section 2.1(b) and Section 2.2(b) with respect to all Assets purchased on a Purchase Date, the ownership of all such Assets will be solely vested in the Purchaser. None of the Originator, Servicer, Seller, Club Trustee nor Deed Corp shall take any action inconsistent with such ownership and shall not claim any ownership interest in any Purchased Receivable or related Asset. The Seller, Originator, Servicer, Club Trustee and Deed Custodian shall each indicate in their respective books and records that ownership of each Purchased Receivable and related Asset is held by the Purchaser. In addition, the Seller shall respond to any inquiries with respect to ownership of the Assets by stating that it is no longer the owner of the Assets and that ownership of the Assets is held by the Purchaser. Any documents, including Deeds, (other than Deeds relating to Club Receivables) relating to the Purchased Receivables retained by the Seller, the Originator, Club Trustee or the Deed Custodian shall be held in trust by the Seller, the Originator (in its capacity as the Servicer), the Club Trustee and the Deed Custodian (as agent and custodian for the Purchaser), for the benefit of the Purchaser, and possession of any incident of ownership relating to the Purchased Receivables so retained is for the sole purpose of facilitating the servicing of the Purchased Receivables and, in the case of the Deed Custodian, for administrative ease of transfer of deeds upon payment in full by the Obligor of the Receivables in the form of conditional sales contracts, or otherwise at the direction of the Purchaser. Such retention and possession (other than retention by the Club Trustee of Deeds relating to Club Receivables as to which the rights of the Purchaser, as an Interest Holder Beneficiary, shall be as set forth in the Trust Agreement) is at the will of the Purchaser and in a custodial capacity for the benefit of the Purchaser and its assignees only. The Purchaser may direct the Deed Custodian at any time to transfer any Deed(s) held by the Deed Custodian relating to any Receivable purchased hereunder to Purchaser or its nominee; PROVIDED that any such transfer will be made subject to the conditional sales contract relating thereto, if any. Subject to the rights of the Beneficiaries and the other provisions of the Trust Agreement, the Purchaser may direct the Club Trustee at any time to transfer any Deed(s) relating to any Club Receivable purchased hereunder to Purchaser or its nominee; PROVIDED that any such transfer will be made subject to the Purchase Money Mortgage relating thereto, if any.

         Section 2.2 PROCEDURES FOR PURCHASES.

                  (a) No later than 10:00 a.m. (Chicago, Illinois time) on a date which is at least five (5) Business Days before any intended Purchase Date, the Seller will deliver or cause to be delivered to the Purchaser a Request Notice substantially in the form of EXHIBIT A hereto; provided, however, if the Purchase relates to Receivables and related Assets which are financed through a source other than the Warehouse Facility, such Request Notice shall be provided at least ten
         (10) Business Days prior to the intended Purchase

         Date. In the event that the Seller does not provide a properly completed Request Notice (and subject to all other terms and conditions to such Purchase hereunder), the Purchaser will not be obligated to purchase Eligible Receivables on such intended Purchase Date until such time as such terms and conditions are met. Each such Request Notice shall specify, among other things, (i) the aggregate amount of such Purchase, which shall be in a minimum amount equal to $10,000,000, or such lesser amount as may be equal to the then unused portion of the Purchase Limit, (ii) the intended Purchase Date for such Purchase, and
         (iii) the aggregate Capital Payout, Capital outstanding, and the Capital Limit, both immediately preceding and after giving effect to such Purchase.

                  (b) On each Purchase Date, and subject to the satisfaction of the conditions of Article IV, the Servicer will prepare and deliver an Assignment to the Seller and Purchaser in the form of EXHIBIT H hereto with respect to the Purchased Receivables being purchased on such Purchase Date by the Purchaser. The Seller shall thereupon execute such Assignment and deliver executed copies thereof to the Servicer who will in turn cause a fully executed copy of such Assignment to be delivered to the Purchaser and the Custodian. The Purchaser shall thereupon pay to the Seller for such Purchased Receivables the Cash Purchase Price, by wire transfer in same day funds in accordance with the wire transfer instructions specified in the related Request Notice. The Seller shall be solely responsible for obtaining ownership of the Purchased Receivables from the Originator, pursuant to the Sale and Contribution Agreement, prior to transfer of ownership of such Purchased Receivables to the Purchaser under this Agreement.

         Section 2.3 ESTABLISHMENT OF ACCOUNTS; RESERVE ACCOUNT.

                  (a) Prior to or simultaneously with the execution and delivery of this Agreement, the Purchaser and the Servicer shall (i) establish an Eligible Deposit Account in the name of the Purchaser, titled "HELLER LOCKBOX ACCOUNT RE BLUEGREEN RECEIVABLES ASSET PURCHASE AGREEMENT" (the "LOCKBOX ACCOUNT"), and (ii) enter into the Lockbox Agreement.

                  (b) Prior to or simultaneously with the execution and delivery of this Agreement, the Purchaser and the Cash Administrator shall establish an Eligible Deposit Account in the name of the Purchaser titled "HELLER FACILITY COLLECTION ACCOUNT RE BLUEGREEN RECEIVABLES ASSET PURCHASE AGREEMENT" (the "COLLECTION ACCOUNT").

                  (c) Each of the Originator, Seller and the Servicer shall deposit all Collections it may receive in respect of Purchased Receivables into the Lockbox Account no later than the second Business Day following the date of receipt thereof. Any collections in respect of Purchased Receivables held by the Originator, Seller or Servicer pending transfer to the Lockbox Account shall be held in trust for the benefit of the Purchaser until such amounts are deposited into the Lockbox Account.

                  (d) Prior to or simultaneously with the execution and delivery of this Agreement, the Purchaser and the Cash Administrator shall establish an Eligible Deposit

         Account in the name of the Purchaser titled "HELLER/BLUEGREEN FACILITY RESERVE ACCOUNT" (the "RESERVE ACCOUNT").

                  (e) Prior to the Termination Date, on or prior to each Payment Date (and in anticipation of allocations and distributions to be made on such Payment Date pursuant to Section 2.6), the Servicer in consultation with the Purchaser, and based upon information provided in the Monthly Report delivered by the Servicer to the Purchaser two (2) Business Days prior to the related Payment Date unless the Receivables or the cash flows therein shall be sold to a third party in which case the Servicer shall provide such Monthly Report three (3) Business Days prior to the related Payment Date, shall determine the extent to which Available Amounts in the Collection Account (including proceeds of any Servicer Advance deposited therein in accordance with Section 5.18 of the Servicing Agreement) are insufficient to pay Cash Administrator Fees, Lockbox Fees, Back-Up Servicer Fees, Custodian Fees, Unreimbursed Servicer Advances, Protective Advances, Servicing Fees (to the extent applicable) as well as the Yield and Capital Payment Amount distributions required on such Payment Date. To the extent of such insufficiency, amounts held in the Reserve Account shall be transferred to the Collection Account, treated as Available Amounts for such Payment Date and thereafter applied in order for any of such payments or allocations to be made pursuant to Section 2.6. In addition, to the extent that after giving effect to the payments and allocations to be made pursuant to Section 2.6, amounts held in the Reserve Account will exceed the then-applicable Reserve Account Required Amount, such excess shall be transferred to the Collection Account and applied and allocated as Available Amounts on the Payment Date with respect to the related Collection Period under Section 2.6.

                  (f) On the Payment Date first occurring on or after the occurrence of the Termination Date, all amounts held in the Reserve Account shall be transferred to the Collection Account, treated as Available Amounts on such Payment Date and applied to payments or allocations required to be made pursuant to Section 2.7.

         Section 2.4 [OMITTED].

         Section 2.5 DEPOSITS TO ACCOUNTS.

         On each Monday, Wednesday, and Friday (or, if any Monday, Wednesday or Friday is not a Business Day, then on the next succeeding Business Day) pursuant to the Lockbox Agreement, all Collections in the Lockbox Account shall be transferred by automated wire by the Lockbox Bank to the Collection Account. In addition, the proceeds of Servicer Advances made pursuant to Section 5.18 of the Servicing Agreement, transfers from the Reserve Account made pursuant to Section 2.3(e) or (f), and payments of any Transfer Deposit Amount received from the Originator or Seller shall be deposited to the Collection Account.

         Section 2.6 NON-LIQUIDATION SETTLEMENT PROCEDURES.

         Prior to the Termination Date, on each Payment Date, the Cash Administrator shall pay to the following Persons, from the Collection Account, to the extent of Available Amounts on deposit in the Collection Account with respect to the related Collection Period (and after giving effect to any transfers into the Collection Account contemplated in Section 2.3(e)), the following amounts in the following order of priority:

                  (i) first, to the Cash Administrator, any accrued and unpaid Cash Administrator Fees and to the Lockbox Bank, any accrued and unpaid Lockbox Fees;

                  (ii) second, to the Back-up Servicer, any accrued and unpaid Back-up Servicer Fees and to the Custodian, any accrued and unpaid Custodian Fees;

                  (iii) third, to the Servicer, any Unreimbursed Servicer Advances (which reimbursement shall be applicable to any Predecessor Servicer);

                  (iv) fourth, to the Deed Custodian to allow the Deed Custodian to make Protective Advances;

                  (v) fifth, to any Servicer which is the Servicer by virtue of a Servicer Transfer, and which Servicer is not Bluegreen or any Affiliate thereof, to such Servicer, any accrued and unpaid Servicing Fees;

                  (vi) sixth, to any Servicer or any subservicer (if applicable) which is the Servicer by virtue of a Servicer Transfer, and which Servicer or subservicer is not Bluegreen or any Affiliate thereof, to such Servicer or subservicer any accrued and unpaid Remarketing Fees;

                  (vii) seventh, to the Purchaser, an amount equal to the accrued and unpaid Yield, Yield on Yield and Volume Yield;

                  (viii) eighth, to the Purchaser, an amount equal to the Capital Payment Amount;

                  (ix) ninth, to the Servicer, any accrued and unpaid Servicing Fees (to the extent not paid under clause (v) above);

                  (x) tenth, to the Servicer for accrued and unpaid Remarketing Fees;

                  (xi) eleventh, to the Cash Administrator, for deposit into the Reserve Account, an amount up to that required to cause the amounts on deposit in the Reserve Account to equal the Reserve Account Required Amount;

                  (xii) twelfth, to the Purchaser, any amounts due and owing under Section 12.9 hereof and not paid by the Seller pursuant to such Section; and

                  (xiii) thirteenth, any remaining amounts to the Seller, as a deferred payment for the Assets in the Asset Pool as of or prior to the end of the related Collection Period (each such payment, a "DEFERRED PAYMENT").

         Section 2.7 LIQUIDATION SETTLEMENT PROCEDURES.

         On or after the occurrence of the Termination Date, on each Payment Date, the Cash Administrator shall pay to the following Persons, from the Collection Account, to the extent of Available Funds on deposit in the Collection Account (and after giving effect to the transfers into the Collection Account contemplated in Section 2.3(f)), the following amounts in the following order of priority:

                  (i) first, to the Cash Administrator, any accrued and unpaid Cash Administrator Fees and to the Lockbox Bank, any accrued and unpaid Lockbox Fees;

                  (ii) second, to the Back-up Servicer, any accrued and unpaid Back-up Servicer Fees and Audit Expenses incurred by the Back-up Servicer and to the Custodian, any accrued and unpaid Custodian Fees;

                  (iii) third, to the Servicer, any Unreimbursed Servicer Advances (which reimbursement shall be applicable to any Predecessor Servicer);

                  (iv) fourth, to the Deed Custodian to allow the Deed Custodian to make Protective Advances;

                  (v) fifth, to any Servicer which is the Servicer by virtue of a Servicer Transfer and which Servicer is not Bluegreen or any Affiliate thereof, to such Servicer, any accrued and unpaid Servicing Fees;

                  (vi) sixth, to any Servicer or any subservicer (if applicable) which is the Servicer by virtue of a Servicer Transfer, and which Servicer or subservicer is not Bluegreen or any Affiliate thereof, to such Servicer or subservicer any accrued and unpaid Remarketing Fees;

                  (vii) seventh, to the Purchaser, an amount equal to the accrued and unpaid Yield, Yield on Yield and Volume Yield;

                  (viii) eighth, to the Purchaser, an amount equal to the Capital Payment Amount;

                  (ix) ninth, to the Servicer, any accrued and unpaid Servicing Fees (to the extent not paid under clause (v) above);

                  (x) tenth, to the Servicer for accrued and unpaid Remarketing Fees;

                  (xi) eleventh, to the Purchaser, any and all remaining Available Amounts until such time as Capital is reduced to zero (0) as well as any other amounts outstanding and unpaid hereunder;

                  (xii) twelfth, to the Purchaser, any amounts due and owing under Section 12.9 hereof and not paid by the Seller pursuant to such Section; and

                  (xiii) thirteenth, any remaining amounts to the Seller as a final Deferred Payment.

         Section 2.8 INVESTMENT OF ACCOUNTS.

         Subject to the provisions of this Section 2.8, amounts on deposit in any Trust Account shall be invested in Permitted Investments. Until the Termination Date, the Cash Administrator shall invest all such amounts in Permitted Investments selected by the Purchaser by written notice to the Cash Administrator, that mature no later than the immediately succeeding Payment Date. On and after the Termination Date, any investment of such amounts in Permitted Investments shall be solely at the discretion of the Purchaser. All Investment Earnings shall be deposited into the Collection Account as and when received and shall be applied and disbursed in the same manner and priority as all other amounts in the Collection Account.

         Section 2.9 PAYMENTS AND COMPUTATIONS; FUNDING INDEMNITY FOR FAILED PURCHASE.

                  (a) All amounts to be paid or deposited by the Originator, Seller, Servicer or any other applicable payor referred to hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (Chicago, Illinois time) on the day when due in lawful money of the United States in immediately available funds, and if not so timely deposited, shall be deemed to have been received on the following Business Day.

                  (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, Yield on Yield or any fee payable hereunder, as the case may be.

                  (c) If any Purchase requested by the Seller pursuant to
         Section 2.2 is not for any reason whatsoever made or effectuated, as the case may be, on the date specified therefor, the Seller and Originator, jointly and severally, shall be obligated to indemnify the Purchaser against any loss, cost or expense incurred by such Purchaser, including, without limitation, any loss, cost or expense incurred by such Purchaser (as reasonably determined by such Purchaser) as a result of the liquidation or redeployment of deposits or other funds acquired by such Purchaser to fund or maintain such Purchase, as the case may be; PROVIDED, that no such indemnification shall be required if any Purchase is not made or effectuated as a result of any action or inaction by the Purchaser, other than a failure by such Purchaser to make any Purchase due to a failure of any condition precedent to such purchase set forth herein.

         Section 2.10 [OMITTED].

         Section 2.11 ADDITION/SUBSTITUTION OF RECEIVABLES.

                  (a) On any day prior to the Termination Date provided it is done no more than once each Collection Period, and subject to the terms and conditions hereof, the Seller may at its option replace a Purchased Receivable currently in the Asset Pool (a "REPLACED RECEIVABLE") with one or more Subsequent Receivables; provided, that the aggregate Receivable Balances of all Replaced Receivables since the Initial Cutoff Date shall not, at any date of determination, exceed an amount equal to ten percent (10.00%) of the aggregate Receivable Balance of all Receivables sold by the Seller to the Purchaser pursuant to this Agreement as of such date. Subject to the conditions set forth in paragraph (b) below, the Seller if exercising such option shall sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse other than as expressly provided in the Transaction Documents, (i) all the Seller's right, title and interest in and to the Subsequent Receivables listed on the related Subsequent List of Receivables (including, without limitation, all Collections and rights to receive Collections with respect thereto on or after the related Subsequent Cutoff Date, but excluding any collections or rights to receive payments which were collected pursuant thereto prior to such Subsequent Cutoff Date), and (ii) all other rights and property interests consisting of Assets related to such Subsequent Receivables (the property in clauses (i)-(ii) above, upon such transfer, becoming part of the Asset Pool).

                  (b) The Seller may transfer to the Purchaser the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Seller shall be deemed a representation and warranty by the Seller, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

                           (i) The Seller shall have provided the Purchaser with
                  a timely Addition Notice complying with the definition thereof;

                           (ii) the Subsequent Receivable(s) being conveyed to
                  the Purchaser, satisfy the Subsequent Receivable Qualification Conditions;

                           (iii) after giving effect to such conveyance, the
                  Subsequent Receivable Transfer Conditions shall remain satisfied;

                           (iv) the Seller shall have delivered to the Purchaser
                  a duly executed written assignment, in substantially the form of EXHIBIT I hereto (the "SUBSEQUENT TRANSFER AGREEMENT" or, in the case of Substitute Receivables, substantially in the form of EXHIBIT J hereto (the "SUBSTITUTE RECEIVABLES TRANSFER AGREEMENT"), which shall include a Subsequent List of Receivables listing the Subsequent Receivables;

                           (v) the Seller shall have deposited or caused to be
                  deposited in the Collection Account all Collections received with respect to the Subsequent Receivables on or after the related Subsequent Cutoff Date;

                           (vi) as of each Subsequent Transfer Date, both the
                  Originator and the Seller were Solvent and the conveyance would not have the effect of rendering either no longer Solvent;

                           (vii) no selection procedures believed by the
                  Originator or the Seller to be adverse to the interests of the Purchaser shall have been utilized in selecting the Subsequent Receivables;

                           (viii) each of the representations and warranties
                  made by the Originator pursuant to Article III of the Sale and Contribution Agreement applicable to the Subsequent Receivables shall be true and correct as of the related Subsequent Transfer Date, and the Originator shall have performed all obligations to be performed by it hereunder or thereunder on or prior to such Subsequent Transfer Date; and

                           (ix) the Originator shall, at its own expense, on or
                  prior to the Subsequent Transfer Date, have indicated in its Computer Disk and Records that the Subsequent Receivables identified on the Subsequent List of Receivables in the Subsequent Transfer Agreement have been sold to the Purchaser through the Seller pursuant to this Agreement and the Sale and Contribution Agreement.

                  (c) In connection with any replacement of existing Receivables in the Asset Pool with Subsequent Receivables effected in accordance with the terms hereof, the Purchaser shall, automatically and without further action, be deemed to transfer to the Seller, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Purchaser in, to and under the related Replaced Receivable (including any Collections received with respect thereto on or after the related Subsequent Cutoff Date), and the Purchaser shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other recourse, representation or warranty, express or implied.

         Section 2.12 EXTENSION OF PROGRAM TERMINATION DATE; INCREASE IN COMMITMENT.

                  (a) The Seller may, within 180 days, but no later than 120 days, prior to the then applicable Program Termination Date, by written notice to the Purchaser, make written request for the Purchaser to extend the Program Termination Date for an additional period of 364 days. The Purchaser shall make a determination, in its sole discretion and after a full credit review, not less than 90 days prior to the then applicable Program Termination Date as to whether or not it will agree to extend the Program Termination Date; PROVIDED, HOWEVER, that the failure of the Purchaser to make a timely response to the Seller's request for extension of the Program Termination Date shall be deemed to constitute a refusal by the Purchaser to extend the Program Termination Date. The Program Termination Date shall only be extended upon the written consent of the Purchaser.

                  (b) At any time after the Closing Date, the Seller may, by written notice to the Purchaser delivered at least 20 Business Days prior to a Purchase Date, request an increase in the Purchase Limit; PROVIDED that any such increase must be in a minimum amount of U.S. $50,000,000. The Purchaser in its sole discretion may approve such request for an increase in the Purchase Limit, which increase shall become effective only upon receipt by the Seller of written confirmation of the Purchaser's consent to such increase, which specifies the Purchase Limit as so increased.

         Section 2.13 EFFECT OF AMENDMENT AND RESTATEMENT. This Agreement amends and restates in its entirety the Prior Purchase Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Prior Purchase Agreement shall, subject to this SECTION 2.13, be superseded hereby. All references to "Asset Purchase Agreement" or "Agreement" contained in the Transaction Documents delivered in connection with the Prior Purchase Agreement shall be deemed to refer to this Agreement. Notwithstanding the amendment and restatement of the Prior Purchase Agreement by this Agreement, the obligations and indemnities outstanding under the Prior Purchase Agreement as of the Closing Date shall remain outstanding and constitute continuing obligations hereunder. Such outstanding rights and obligations shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation of such rights and obligations. In furtherance of and without limiting the foregoing, from and after the Closing Date and except as expressly specified herein, the terms, conditions, and covenants governing the rights and obligations outstanding under the Prior Purchase Agreement shall be solely as set forth in this Agreement, which shall supersede the Prior Purchase Agreement in its entirety.

                                  ARTICLE III

                                   [RESERVED]

                                   ARTICLE IV

                             CONDITIONS OF PURCHASES

         Section 4.1 CONDITIONS PRECEDENT TO INITIAL PURCHASE.

         The Initial Purchase hereunder is subject to the condition precedent that the Purchaser shall have received on or before the date of such purchase the items listed in SCHEDULE I, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Purchaser.

         Section 4.2 CONDITIONS PRECEDENT TO ALL PURCHASES.

         The Initial Purchase and each Incremental Purchase from the Seller by the Purchaser shall be subject to the further conditions precedent that:

                  (a) with respect to any such Purchase (other than the Initial Purchase) prior to the date of such Purchase,

                           (i) the Servicer shall have delivered to the
                  Purchaser (A) a completed Asset Report, in form and substance reasonably satisfactory to the Purchaser, substantially in the form of the Asset Report referred to in Schedule I with respect to the Initial Purchase, dated within five (5) Business Days prior to the date of such Incremental Purchase and containing such additional information as may be reasonably requested by the Purchaser, and (B) a Subsequent List of Receivables relating to such Incremental Purchase, and
                  (c) executed Assignments (under both the Sale and Contribution Agreement and this Agreement) relating thereto; and

                           (ii) the Receivables File with respect to such Asset
                  Pool Portion being purchased shall have been delivered into the custody of the Purchaser (or arrangements for custody thereof otherwise satisfactory to the Purchaser shall have been implemented); and

                           (iii) all actions or additional actions necessary, in
                  the reasonable judgment of the Purchaser, to obtain an absolute ownership interest in favor of the Purchaser in the Asset Pool Portion being purchased shall have been taken (and Purchaser may in its discretion require, as a condition to such determination, the delivery of an Opinion of Counsel to such effect);

                  (b) on the date of such Purchase the following statements shall be true and the Seller by accepting the amount of such Purchase shall be deemed to have certified that:

                           (i) the representations and warranties contained in
                  Sections 5.1 and 5.2 are true and correct on and as of such day as though made on and as of such date,

                           (ii) no event has occurred and is continuing, or
                  would result from such Purchase which constitutes an Event of Termination,

                           (iii) on and as of such day, after giving effect to
                  such Purchase, the Capital Payout will not exceed the Purchase Limit, and the outstanding Capital will not exceed the Capital Limit, and

                           (iv) on and as of such day, the Seller and the
                  Servicer each has performed all of the agreements contained in this Agreement and the other Transaction Documents to be performed by such Person at or prior to such day;

                  (c) no law, rule or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or government body, agency or instrumentality shall prohibit or enjoin any of the activities of the Purchaser contemplated by this Agreement;

                  (d) (i) no event has occurred under the Warehouse Facility that would relieve Heller Financial, Inc. from making advances under the Warehouse Facility and (ii) no Increased Cost Event shall have occurred and be continuing;

                  (e) the Deed Custodian shall have received with respect to Receivables either an original note/instrument and related Allonge or the original conditional sales contract;

                  (f) the Deed Custodian shall have received either a Master Deed or Deeds relating to the Intervals if the related Receivable is a conditional sales contract;

                  (g) in the event the condition requiring the application of the Interest Rate Environment Modifier exists, the Purchaser and Seller shall have agreed to the Interest Rate Environment Modifier; and

                  (h) the Purchaser shall have received such other approvals, opinions or documents as the Purchaser may reasonably request.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         The Seller represents and warrants, as of the Closing Date, each Purchase Date and each Subsequent Transfer Date, as follows:

                  (a) ORGANIZATION AND GOOD STANDING. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

                  (b) DUE QUALIFICATION. The Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder.

                  (c) DUE AUTHORIZATION. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, and the consummation of the transactions provided for herein and therein have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

                  (d) NO CONFLICT. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, receivable, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party (or by which it or any of its property is bound).

                  (e) NO VIOLATION. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof (including, without limitation, the sale of Assets by the Seller or remittance of Collections in accordance with the provisions of this Agreement) will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Seller.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any Transaction Document.

                  (g) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the Seller's execution and delivery of this Agreement and the other Transaction Documents to which it is a party, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, have been obtained.

                  (h) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "BULK SALES" law by the Seller.

                  (i) SOLVENCY. After giving effect to the transactions under this Agreement, the Seller will be Solvent.

                  (j) SELECTION PROCEDURES. No selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser were utilized by the Seller in selecting the Receivables in the Asset Pool.

                  (k) TAXES. The Seller has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid when due all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Seller); no tax lien has been filed and, to the Seller's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

                  (l) AGREEMENTS ENFORCEABLE. This Agreement and the other Transaction Documents to which the Seller is a party constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with their respective terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and
         (ii) general principles of equity (whether considered as a suit at law or in equity) or implied covenants of good faith and fair dealing.

                  (m) EXCHANGE ACT COMPLIANCE. No proceeds of any Purchase will be used by the Seller or the Originator to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (n) NO LIENS. Each Asset, together with the Receivable related thereto, shall, immediately prior to its sale hereunder, be owned by the Seller free and clear of any Lien (except Permitted Liens), and upon each Purchase, the Purchaser shall acquire an undivided ownership interest in each Asset and in the Collections with respect thereto, free and clear of any Lien (except Permitted Liens). No effective financing statement or other instrument similar in effect covering any Asset or the Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Purchaser relating to this Agreement, or in favor of the Seller as assignee of the Originator.

                  (o) PURCHASE LIMIT AND CAPITAL LIMIT. The Capital Payout (after giving effect to any current Purchase or conveyance of Receivables) does not exceed the Purchase Limit; and the aggregate Capital outstanding (after giving effect to any current Purchase or conveyance of Receivables) does not exceed the Capital Limit.

                  (p) REPORTS ACCURATE. No Asset Report, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Seller to the Purchaser in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Purchaser, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary in light of the circumstances under which made, to make the statements contained therein not misleading.

                  (q) LOCATION OF OFFICES. The principal place of business and chief executive office of the Seller and the Originator, and the office where the Seller and Originator keep all the Records, are located at the addresses of the Seller and Originator, respectively, referred to in Section 12.2 hereof (or at such other locations as to which the notice and other requirements specified herein shall have been satisfied).

                  (r) TRADENAMES. Except as described in SCHEDULE III, neither the Seller nor the Originator has trade names, fictitious names, assumed names or "DOING BUSINESS AS" names or other names under which either has done or is doing business.

                  (s) SALE AND CONTRIBUTION AGREEMENT. The Sale and Contribution Agreement is the only agreement pursuant to which the Seller acquires ownership of the Receivables and related Assets.

                  (t) VALUE GIVEN. The Seller shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Seller of the Assets under the Sale and Contribution Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by such Originator to the Seller, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

                  (u) SPECIAL PURPOSE ENTITY. The Certificate of Incorporation of the Seller includes substantially the provisions set forth on EXHIBIT F hereto, and the Originator has confirmed in writing to the Seller that, so long as the Seller is not "INSOLVENT" within the meaning of the Bankruptcy Code, the Originator has covenanted in the Sale and Contribution Agreement that it will not cause the Seller to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws.

                  (v) ACCOUNTING. The Originator and Seller each account for the transfer from the Originator of interests in Assets and Collections under the Sale and Contribution Agreement as sales of such Assets in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

                  (w) SEPARATE ENTITY. The Seller is operated as an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof (other than the Seller), and the Seller and Originator hereby acknowledge that the Purchaser is entering into the transactions contemplated by this Agreement in reliance upon the Seller's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

                  (x) BACK-UP SECURITY INTEREST. It is the intention of the Originator and Seller that the transactions contemplated by the Sale and Contribution Agreement and this Agreement constitute an irrevocable sale, assignment and transfer of ownership of the Receivables and related Assets transferred thereunder. Nevertheless, in the event a court of competent jurisdiction were to ever determine that the transactions contemplated by the Sale and Contribution Agreement and the this Agreement were secured financings rather than "TRUE SALES", the Originator has granted (and hereby grants to) the Seller in the Sale and Contribution Agreement and the Seller by assignment of its rights hereunder has granted (and hereby grants to) the Purchaser a "SECURITY INTEREST" (the term security interest, as used throughout this Agreement, is used as defined in the UCC) in the Receivables and related Assets being conveyed hereunder, which is enforceable in accordance with the UCC upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Purchaser as secured party and buyer and the Seller as debtor and seller, the Purchaser shall have a first priority perfected security interest in the Assets and Collections. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Purchaser in the Assets and Collections have been (or prior to the applicable Purchase will be) made.

                  (y) INVESTMENT COMPANY AND PUBLIC UTILITY HOLDING COMPANY. Neither the Originator nor the Seller is an "INVESTMENT COMPANY" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended, or a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (z) ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation or warranty by the Seller contained herein or in any certificate or other document furnished by the Seller pursuant hereto or in connection herewith is when furnished true and correct in all material respects; provided, however, Purchaser acknowledges that with respect to the condition of a Receivable as an "ELIGIBLE RECEIVABLE" as of their date of Purchase hereunder, Purchaser's remedy for a breach of a representation or warranty relating to their status as an Eligible Receivable is provided by Section 6.3 hereof.

                  (aa) YEAR 2000. Seller has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it will be "YEAR 2000 COMPLIANT" by January 1, 2000. For purposes of this Section 5.1, "YEAR 2000 COMPLIANT" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of, the Seller are able to interpret, store, transmit, receive and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates in and after the year 2000. From time to time, at the request of the Purchaser, Seller shall provide to Purchaser such updated information as is requested regarding the status of its effort to become Year 2000 Compliant.

                  (bb) RESERVATION SYSTEM. The Reservation System is owned by the Club Managing Entity free and clear of any liens or security interests, but subject to the provisions of the Club Management Agreement and the Trust Agreement, and the Club has the right to utilize such system under and pursuant to Club Management Agreement. The Club Management Agreement is in full force and effect and no default on the part of the Club Trustee or the Club Managing Entity exists thereunder. The Servicer owns 100% of the equity capital of the Club Managing Entity. An assessment of the microchip and computer-based systems and the software used in the Reservation System has been made and based upon such assessment, the Servicer and the Managing Entity believe it will be Year 2000 Compliant by January 1, 2000.

                  (cc) TRUST AGREEMENT. The Trust Agreement, of which a true and correct copy is attached hereto as EXHIBIT E, is in full force and effect.

The representations and warranties set forth in this section shall survive the transfer of the Assets to the Purchaser, and termination of the rights and obligations of the Servicer pursuant to the Servicing Agreement. Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

         Section 5.2 REPRESENTATIONS AND WARRANTIES OF SELLER RELATING TO THE AGREEMENT AND THE RECEIVABLES.

         The Seller hereby represents and warrants to the Purchaser that, as of the Closing Date, each Purchase Date and as of each Subsequent Transfer Date:

         (a) Binding Obligation; Valid Sale and Transfer of Ownership; Precautionary Grant of Security Interest.

                  (i) This Agreement and each other Transaction Document to which the Seller is a party constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (ii) It is the expressed intention of Seller and Purchaser that this Agreement constitutes an irrevocable true sale and transfer of ownership from Seller to the Purchaser of all right, title and interest of Seller in, to and under the Assets, and that such transfer be free and clear of any Lien of any Person claiming through or under the Seller or its Affiliates, except for Permitted Liens. Nevertheless, in the event a court of competent jurisdiction were to determine that the transactions contemplated by this Agreement constitute a secured financing rather than a true sale, Seller hereby grants, as a precautionary measure, a security interest in such Assets to the Purchaser. Upon the filing of the financing statements described in
         Section 5.1(x) and, in the case of Incremental Purchases or Subsequent Receivables on the applicable Incremental Purchase Date or Subsequent Transfer Date, as applicable, the Purchaser shall have a first priority perfected security interest in such property, subject only to Permitted Liens. Neither the Seller nor any Person claiming through or under Seller shall have any claim to or interest in the Collection Account, except to the extent set forth in Sections 2.6 and 2.7, as applicable, and, if, notwithstanding the expressed intention of the parties hereto, this Agreement constitutes the grant of a security interest (for collateral purposes) in such property, except for the interest of Seller in such property as a debtor for purposes of the UCC.

         (b) ELIGIBILITY OF RECEIVABLES. As of the initial Cutoff Date,

                  (i) the List of Receivables and the Asset Report delivered in connection therewith is an accurate and complete listing in all material respects of all the Receivables in and to become part of the Asset Pool as of the Cutoff Date and the information contained therein (including with respect to the identity of such Receivables, Obligors thereon, and the amounts owing thereunder) is true and correct in all material respects as of the Cutoff Date, and

                  (ii) each such Receivable is an Eligible Receivable,

                  (iii) each such Receivable and the related Assets has been transferred to the Purchaser free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to the Seller, and

                  (iv) with respect to each such Receivable, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Seller in connection with the transfer of such Receivable and the related Assets to the Purchaser have been duly obtained, effected or given and are in full force and effect.

         On each Incremental Purchase Date or Subsequent Transfer Date, the Seller shall be deemed to represent and warrant to the Purchaser that

                  (I) the Subsequent List of Receivables and the Asset Report delivered in connection therewith is an accurate and complete listing in all material respects of all the Receivables then in, and as a result of such Incremental Purchaser or Subsequent Transfer to become part of, the Asset Pool as of the applicable Cutoff Date and the information contained therein (including with respect to the identity of such Receivables, Obligors thereon, and the amounts owing thereunder) is true and correct in all material respects as of the applicable Cutoff Date,

                  (II) each Receivable transferred on such day is an Eligible Receivable,

                  (III) each such Receivable and the related Assets has been transferred to the Purchaser free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to Seller or the Originator thereof, and

                  (IV) with respect to each such Receivable and related Assets, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of such Receivable and related Assets to the Purchaser have been duly obtained, effected or given and are in full force and effect.

                  (c) NOTICE OF BREACH. The representations and warranties set forth in this Section 5.2 shall survive the transfer of the respective Receivables and related Assets, or interests therein, to the Purchaser. Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

         Section 5.3 REPRESENTATIONS AND WARRANTIES OF THE CLUB AND THE CLUB TRUSTEE.

                  (a) The Bluegreen Vacation Club Trust is a trust duly established in accordance with the Trust Agreement under the laws of the State of Florida for the purpose of holding and preserving certain property for the benefit of the beneficiaries referred to in the Trust Agreement. The Club Trustee has all necessary trust and other authorizations and powers required to carry out its obligations under the Trust Agreement in the State of Florida and in all other states in which it owns Resort Interests. The Bluegreen Vacation Club Trust is not a corporation or business trust under the laws of the State of Florida. The Bluegreen Vacation Club Trust is not taxable as an association, corporation or business trust under federal law or the laws of the State of Florida.

                  (b) The Club Trustee is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida. The Club Trustee is authorized to transact business in no other state. The Club Trustee is not an affiliate of the Servicer and is in compliance with the requirements of Chapter 721, Florida Statutes, that it be independent of the Servicer.

                  (c) The Club Trustee had all necessary corporate power to execute and deliver, and has all necessary corporate power to perform its obligations under this Agreement, the other Transaction Documents to which it is a party, the Trust Agreement and the Club Management Agreement. The Club Trustee possesses all requisite franchises, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to discharge its obligations under the Trust Agreement.

                  (d) A certified copy of the Trust Agreement has been delivered to the Purchaser together with all amendments and supplements in respect thereof.

                  (e) The Club Trustee holds all right, title and interest in and to all of the Resort Interests related to the Club Receivables solely for the benefit of the Beneficiaries referred to in, and subject in each case to the provisions of, the Trust Agreement and the other documents and agreements related thereto. Except with respect to the Purchase Money Mortgages, the Club Trustee has permitted none of such Resort Interests to be made subject to any lien or encumbrance during the time it has been a part of the trust estate under the Trust Agreement.

                  (f) There are no actions, suits, proceedings, orders or injunctions pending against the Club Trust or the Club Trustee, at law or in equity, or before or by any governmental authority.

                  (g) Neither the Club Trust nor the Club Trustee has incurred any indebtedness for borrowed money (directly, by guarantee, or otherwise).

                  (h) All ad valorem taxes and other taxes and assessments against the Bluegreen Vacation Club Trust and/or its trust estate have been paid and neither the Servicer nor the Club Trustee knows of any basis for any additional taxes or assessments against any such property. The Club Trust has filed all required tax returns and has paid all taxes shown to be due and payable on such returns, including all taxes in respect of sales of Owner Beneficiary Rights (as defined in the Trust Agreement) and Vacation Points.

                  (i) The Club Trust and the Club Trustee are in compliance with all applicable laws, statutes, rules and governmental regulations applicable to it and in compliance with each instrument, agreement or document to which it is a party or by which it is bound, including, without limitation, the Trust Agreement.

                  (j) Except as expressly permitted in the Trust Agreement, the Club Trustee has maintained the One-to-One Beneficiary to Accommodation Ratio (as such terms are defined in the Trust Agreement).

                  (k) Except as disclosed to the Purchaser in writing, none of the Obligors under the Club Receivables has had its rights under the Club Trust suspended.

                  (l) Bluegreen Vacation Club, Inc. is a non-stock corporation duly formed, validly existing and in good standing under the laws of the State of Florida.

                  (m) Upon purchase of the Club Receivables and related Assets hereunder, the Purchaser is an "Interest Holder Beneficiary" under the Trust Agreement and each of the Club Receivables constitutes "Lien Debt", "Purchase Money Lien Debt" and "Owner Beneficiary Obligations" under the Trust Agreement.

                  (n) Except as disclosed to the Purchaser in writing, each Purchase Money Mortgage associated with a Club Receivable and granted by the Club Trustee or the Obligor on the related Club Receivable, as applicable, has been duly executed, delivered and recorded (or will be recorded) by or pursuant to the instructions of the Club Trustee under the Trust Agreement and such Purchase Money Mortgage is valid and binding and effective to create the lien and security interests it purports to create. Each of such Purchase Money Mortgages was granted in connection with the financing of a sale of a Resort Interest.

                                   ARTICLE VI

                                GENERAL COVENANTS

         Section 6.1 GENERAL COVENANTS OF THE SELLER.

         Until the date on which all Aggregate Unpaids following the Termination Date or Program Termination Date have been indefeasibly paid in full, the Seller hereby covenants that:

                  (a) COMPLIANCE WITH LAWS; PRESERVATION OF CORPORATE EXISTENCE. The Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges.

                  (b) [OMITTED].

                  (c) SECURITY INTERESTS. Except for the transfers hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable in the Asset Pool or related Interval, whether now existing or hereafter transferred hereunder, or any interest therein, and the Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Seller will immediately notify the Purchaser of the existence of any such Lien on any Receivable in the Asset Pool or related Interval; and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables in the Asset Pool and the related Interval, against all claims of third parties; PROVIDED, HOWEVER, that nothing in this
         Section 6.l (c) shall prevent or be deemed to prohibit the Seller from suffering to exist Permitted Liens upon any of the Receivables in the Asset Pool or any related Interval.

                  (d) COMPLIANCE WITH LAW. The Seller hereby agrees to comply in all material respects with all Requirements of Law applicable to the Seller, the Receivables and the Intervals.

                  (e) ACTIVITIES OF SELLER. The Seller shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, receivable, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement, the other Transaction Documents and its Certificate of Incorporation.

                  (f) AGREEMENTS. The Seller shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, receivable, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents, or amend or modify the provisions of its Certificate of Incorporation, or issue any power of attorney except to the Purchaser or the Servicer.

                  (g) SEPARATE CORPORATE EXISTENCE. The Seller shall:

                           (i) Maintain its own deposit account or accounts,
                  separate from those of any Affiliate, with commercial banking institutions. The funds of the Seller will not be diverted to any other Person or for other than corporate uses of the Seller.

                           (ii) Ensure that, to the extent that it shares the
                  same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iii) Ensure that, to the extent that it and
                  Originator (together with their respective stockholders or Affiliates) jointly does business with vendors or service providers or share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that it and the Originator (together with their respective stockholders or Affiliates) does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Seller and any of its Affiliates shall be only on an arm's length basis.

                           (iv) To the extent that Seller and any of its
                  stockholders or Affiliates have offices the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                           (v) Conduct its affairs strictly in accordance with
                  its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                  (h) LOCATION OF SELLER, RECORDS; INSTRUMENTS. The Seller (x) shall not move outside the State of Florida, the location of its chief executive office, without 30 days' prior written notice to the Purchaser and (y) shall not move or permit the Servicer to move the location of the Receivable Files, other than to the Custodian, from the locations thereof on the Initial Purchase Date, without 30 days' prior written notice to the Purchaser and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction in order to evidence the Purchaser's ownership interest (and back-up grant of a first priority perfected security interest to the Purchaser) in all Receivables in the Asset Pool. The Seller will give the Purchaser prompt notice of a change within the State of Florida of the location of its chief executive office.

                  (i) ACCOUNTING FOR PURCHASES. The Seller will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby or by the Sale and Contribution Agreements in any manner other than the sale of Assets by the Seller to a Purchaser or the sale or contribution of the Receivables and related Assets by the Originator to the Seller, as the case may be.

                  (j) ERISA MATTERS. The Seller will not (a) engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a Multiemployer Plan that the Seller may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Seller under ERISA or the Code.

                  (k) NATURE OF BUSINESS. The Seller will engage in no business other than the purchase of Assets from the Originator, the sale of Assets to the Purchaser and the other transactions permitted or contemplated by this Agreement.

                  (l) ORIGINATOR ASSETS. With respect to each Asset acquired by the Seller from the Originator, the Seller will (i) acquire such Asset pursuant to and in accordance with the terms of the Sale and Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Seller's ownership of such Asset, including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) against the Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, and (iii) take all additional action that the Purchaser may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Assets.

                  (m) TRANSACTIONS WITH AFFILIATES. The Seller will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement and the other Transaction Documents, and
        (ii) other transactions (including, without limitation, the lease of office space or computer hardware or software by the Seller to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Seller's business, and (C) upon fair and reasonable terms that are no less favorable to the Seller than could be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Seller. It is understood that any compensation arrangement for officers shall be permitted under clause (ii)(A) through
        (C) above if such arrangement has been expressly approved by the board of directors of the Seller.

                  (n) INDEBTEDNESS; INVESTMENTS. The Seller will not incur any Indebtedness other than Indebtedness arising hereunder or under the other Transaction Documents and (ii) Indebtedness owing to the Originator evidenced by subordinated promissory notes in form and substance reasonably satisfactory to the Purchaser. The Seller will not make any Investments other than Permitted Investments.

                  (o) CHANGE IN THE SALE AND CONTRIBUTION AGREEMENT. The Seller will not amend, modify, waive or terminate any terms or conditions of the Sale and Contribution Agreement.

                  (p) AMENDMENT TO CERTIFICATE OF INCORPORATION. The Seller will not amend, modify or otherwise make any change to its Certificate of Incorporation to delete or otherwise nullify or circumvent the provisions set forth on EXHIBIT F hereto.

                  (q) AUTHORIZED SIGNATORY. Any person signing a Request Notice on behalf of Seller, as provided in EXHIBIT A hereto shall have the requisite power and authority to sign the same on behalf of the Seller.

                  (r) RESORTS. Neither the Seller nor the Servicer shall permit the number of Resorts within the Club to be less than 20; provided that for purposes of this clause (r), a "Resort" shall include all phases, subdivisions and/or developments at the same or substantially the same geographic location.

                  (s) TERMINATION OF CLUB MANAGING ENTITY. The Servicer shall not permit the Club Managing Entity to terminate the Club Management Agreement without the prior written consent of the Purchaser, such consent not to be unreasonably withheld.

         Section 6.1A GENERAL COVENANTS OF THE CLUB TRUST AND CLUB TRUSTEE.

                  (a) NO CONVEYANCE. The Club Trustee agrees not to convey any Resort Interest in the Club relating to a Club Receivable which has been sold and assigned to the Purchaser unless the Purchaser shall have issued an instruction to the Club Trustee pursuant to Section 8.07(c) of the Trust Agreement in connection with its exercise of its rights as an Interest Holder Beneficiary (as defined in the Trust Agreement) under Section 7.02 of the Trust Agreement.

                  (b) SEPARATE CORPORATE EXISTENCE. The Club Trustee shall:

                           (i) Maintain its own deposit account or accounts,
                  separate from those of any Affiliate, with commercial banking institutions. The funds of the Club Trustee will not be diverted to any other Person or for other than trust or corporate uses of the Club Trustee, as applicable.

                           (ii) Ensure that, to the extent that it shares the
                  same officers or other employees as any of its stockholders, beneficiaries or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iii) Ensure that, to the extent that the Club
                  Trustee and the Servicer (together with their respective stockholders or Affiliates) jointly do business with vendors or service providers or share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Club Trustee and the Servicer (together with their respective stockholders or Affiliates) do business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Seller and any of its Affiliates shall be only on an arm's length basis.

                           (iv) To the extent that the Club Trustee and any of
                  its stockholders, beneficiaries or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                           (v) Conduct its affairs strictly in accordance with
                  the Trust Agreement or Articles of Incorporation, as applicable, and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders', trustees' and directors' meetings appropriate to authorize all trust and corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                  (c) MERGER OR CONSOLIDATION. The Club Trustee shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which the Club Trustee, as the case may be, has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Club Trustee, as the case may be, as an entirety, can lawfully perform the obligations of the Club Trustee hereunder and executes and delivers to the Purchaser an agreement in form and substance reasonably satisfactory to the Purchaser which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Club Trustee under this Agreement.

                  (d) CORPORATE MATTERS. Notwithstanding any other provision of this Section and any provision of law, the Club Trustee shall not do any of the following:

                           (i) engage in any business or activity other than as
                  set forth herein or in or as contemplated by the Trust Agreement or its Amended and Restated Articles of Incorporation, as applicable;

                           (ii) without the affirmative vote of a majority of
                  the members of the Directors (or Persons performing similar functions) of the Club Trustee (which must include the affirmative vote of at least one duly appointed Independent director), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent,
                  (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due,
                  (G) terminate the Club Managing Entity as manager under the Club Management Agreement or (H) take any corporate action in furtherance of the actions set forth in clauses (A) through
                  (G) above; PROVIDED, HOWEVER, that no director may be required by any shareholder or beneficiary of the Club Trustee to consent to the institution of bankruptcy or insolvency proceedings against the Club Trustee so long as it is solvent;

                           (iii) merge or consolidate with any other
                  corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity; or

                           (iv) with respect to the Club Trustee, amend or
                  otherwise modify its Articles of Incorporation or any definitions contained therein without the prior written consent of the Purchaser.

                  (e) The Club Trustee shall not incur any Indebtedness other than (i) trade payables and operating expenses (including taxes) incurred in the ordinary course of business or (ii) in connection with servicing Resort Interests included in the Club's trust estate in the ordinary course of business consistent with past practices; provided, that in no event shall the Club Trustee incur Indebtedness for borrowed money.

         Section 6.2 RELEASE OF INTEREST IN INTERVAL.

         At the same time as (i) any Receivable becomes a Prepaid Receivable and in connection therewith the Interval related to such Prepaid Receivable is sold,
(ii) any Receivable matures, or (iii) the Seller through the Servicer, substitutes or replaces any Receivable as contemplated in Section 2.11 hereof, the Purchaser will release its interest in the Interval (whether Purchaser's interest in such Interval is in the form of a lien through a Purchase Money Mortgage or an interest in the Deed through the Deed Custodian) relating to such Prepaid Receivable or such Replaced Interval, as the case may be; PROVIDED, that such release will not constitute a release of the respective interests of Purchaser and Seller in the proceeds of such sale. In connection with any of the events described in the preceding sentence, the Purchaser will execute and deliver (at the expense of the Seller) to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect such release and transfer, and the Purchaser shall be deemed to have transferred to the Obligor all of the Purchaser's right, title and interest in such Interval and shall be deemed to have represented to the Obligor that the Purchaser has the authority to so transfer, has completed all corporate action required by it to effect such transfer and has transferred such interest free and clear of any interest created by the Purchaser hereunder, but without any other recourse, representation or warranty, express or implied. Nothing in this Section shall diminish the Servicer's obligations pursuant to Sections 5.1, 5.5 and 5.6 of the Servicing Agreement with respect to the proceeds of any such sale.

         Section 6.3 RETRANSFER OF INELIGIBLE RECEIVABLES.

         Upon discovery by the Servicer, Seller or Purchaser of a breach of a representation or warranty of the Seller set forth in Section 5.2 with respect to a Receivable in the Asset Pool which materially adversely affects the Receivable or with respect to Receivables for which the breach of a representation or warranty in the aggregate materially adversely affects the Purchaser (an "INELIGIBLE RECEIVABLE"), the party discovering such breach shall give prompt written notice to the other parties. Not later than the Determination Date which is at most thirty (30) days after the earlier to occur of the discovery of such breach by the Seller or receipt by the Seller of written notice of such breach given by the Purchaser or the Servicer, the Seller shall, at its option, either cure the breach within the above described time period or repurchase and the Purchaser shall convey, free and clear of any Lien created by pursuant to this Agreement, all of its right, title and interest in such Ineligible Receivable, and the Purchaser shall, in connection with such conveyance and without further action, be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such conveyance, but without any other recourse, representation or warranty, express or implied. In any of the foregoing instances, the Seller shall accept a retransfer of each such Ineligible Receivable, and there shall be deducted from the Receivable Balance of the Asset Pool, the Receivable Balance of each such Ineligible Receivable. On and after the date of such retransfer, each Ineligible Receivable so retransferred shall not be included in the Asset Pool. In consideration of such retransfer the Seller shall, on the date of retransfer of such Ineligible Receivable, make or cause to be made a deposit in the Collection Account (for allocation pursuant to Section 2.6 or 2.7, as applicable) in immediately available funds in an amount equal to the Transfer Deposit Amount for such Ineligible Receivable. Upon each retransfer to the Seller of such Ineligible Receivable in accordance herewith, the Purchaser shall automatically and without further action be deemed to transfer, assign and set-over to the Seller, free and clear of any Lien created pursuant to this Agreement, all the right, title and interest of the Purchaser in, to and under such Receivable and all monies due or to become due with respect thereto, the related Interval and all proceeds of such Receivable, Recoveries and Insurance Proceeds relating thereto, all rights to security for any such Receivable, the deed relating to any such Receivable and all proceeds and products of the foregoing, and the Purchaser shall, in connection with such transfer, assignment and set-over and without further action, be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, assignment and set-over, but without any other recourse, representation or warranty, express or implied. The Purchaser shall, at the sole expense of the Servicer, execute such documents and instruments of transfer as may be prepared by the Servicer on behalf of the Seller and take such other actions as shall reasonably be requested by the Seller to effect the transfer of such Ineligible Receivable pursuant to this
Section 6.3.

         Notwithstanding the foregoing, in lieu of repurchasing an Ineligible Receivable as described above the Seller may, subject to the conditions and requirements of Section 2.11 of this Agreement, effect a replacement of such Receivable with a Substitute Receivable, such replacement to be effected not later than the date that a repurchase would have been required hereunder. Upon any such substitution, the Ineligible Receivable (and Deed relating thereto) will be retransferred to Seller as provided above.

         The obligation of the Seller to repurchase and accept retransfer of any Ineligible Receivable (or in the alternative, effect a valid replacement of such Receivable as described above) shall constitute the sole remedy respecting any breach of the representations and warranties set forth in Section 5.2 with respect to such Receivable available to the Purchaser. Notwithstanding anything to the contrary contained herein, in the event the Seller, prior to the applicable Determination Date, remedies the condition which rendered the Receivable an "INELIGIBLE RECEIVABLE" during the previously described 30 day period, the Seller is not obligated to repurchase or replace such Receivable. It is understood and agreed by the parties hereto that the payment obligations of the Obligors' in respect of the Receivables purchased hereunder shall not be the obligation of the Originator, the Seller or the Deed Custodian, except with respect to Servicer Advances and remedies associated with breaches of representations and warranties.

                                  ARTICLE VII

                 SPECIAL PROVISION RELATING TO CLUB RECEIVABLES

Section 7.1 RIGHTS SUBJECT TO TRUST AGREEMENT. Notwithstanding anything to the contrary set forth herein or in any other Transaction Documents, all references to the rights of the Purchaser with respect to Club Receivables shall be subject at all times to the provisions of the Trust Agreement and the other agreements executed by the Beneficiaries in connection therewith.

                                  ARTICLE VIII

                              EVENTS OF TERMINATION

         Section 8.1 EVENTS OF TERMINATION.

         If any of the following events ("EVENTS OF TERMINATION") shall occur:

                  (a) (i) failure on the part of Originator, the Club Trustee or the Seller to make or cause to be made any payment or deposit (or in the alternative, Receivable substitution) required by the terms of this Agreement or any Transaction Document on the day such payment or deposit (or substitution) is required to be made by Originator, the Club Trustee or the Seller (giving effect to any applicable grace period) or (ii) failure on the part of Originator, the Club Trustee, the Managing Entity or the Seller to observe or perform any of its other covenants or agreements set forth in this Agreement or any Transaction Document, which failure continues unremedied for a period of 30 days after written notice; PROVIDED, that only a 10 day cure period shall apply in the case of a failure by Originator or the Seller to observe its covenant not to grant a security interest or otherwise intentionally create a Lien on the Receivables;

                  (b) any representation or warranty made by Originator, the Club Trustee or the Seller in this Agreement or any Transaction Document or any information required to be given by Originator, the Club Trustee or the Seller to the Purchaser to identify the Receivables pursuant to this Agreement or any Transaction Document, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after written notice; provided, that this clause
         (b) shall not apply to any representation and warranty which relates solely to the condition of a Receivable on the date of Purchase and for which either a substitution, repurchase or cure right under Section 6.3 hereof applies and for which such remedies are being pursued by the Seller and Originator consistent with such Section;

                  (c) the occurrence of an Insolvency Event relating to Bluegreen, the Seller, the Servicer, the Club Trustee, the Managing Entity or the Deed Custodian;

                  (d) the Seller shall become an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended (the "Act") or the arrangements contemplated by this Agreement shall require registration as an "INVESTMENT COMPANY" within the meaning of the Act;

                  (e) as of any Determination Date, the Lifetime Cumulative Default Rate shall exceed the Lifetime Cumulative Default Threshold;

                  (f) as of any Determination Date, the Trailing Six Month Default Rate exceeds 6.00%; provided, however, if such Determination Date is after the Program Termination Date and the Asset Pool aggregate Receivable Balance is less than 7.50% of the Capital Payout, such test shall no longer be applicable.

                  (g) at the time of any sale of a Resort Interest to a customer, the Vacation Points related thereto shall be greater than the Vacation Points required for a customer to utilize the Accommodations appurtenant to such Vacation Points;

                  (h) as of any Determination Date, the Trailing Three Month (31 to 59) and (60 to 89) Day Delinquency Rates exceed 6.0% and 4.0% respectively;

                  (i) as of any Determination Date, the Weighted Average Spread is less than 5.50%;

                  (j) as of the end of any fiscal quarter of the Servicer, the Fulfillment Rate for the Resorts listed on Exhibit C shall be less than 75.0%;

                  (k) as of any Determination Date, the Trailing Three Month Gross Recoveries are less than 85%;

                  (l) Bluegreen shall cease to own (whether directly or indirectly) 100% of the issued and outstanding stock of the Seller and the Managing Entity or the Seller shall cease to own (whether directly or indirectly) 100% of the issued and outstanding stock of Deed Corp;

                  (m) a Servicer Termination Event shall occur under the Servicing Agreement;

then, and in any such event, the Purchaser may, by written notice to the Seller, declare the Termination Date to have occurred, except that, in the case of any event described in Section 8.1(c) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence of the Termination Date, the Purchaser shall have, to the extent the transaction is recharacterized as a secured loan rather than a sale of Receivables notwithstanding the parties intent to have the transaction characterized as a sale of the Receivables and related Assets, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. Notwithstanding anything to the contrary contained in this Section 8.1, the Events of Termination described in clauses (e), (h), (i) and (k) may be cured and Purchases may resume hereunder if such condition shall not exist for three (3) consecutive Collection Periods after the date the Purchaser ceased making Purchases hereunder; provided, however, the ability to cure the Event of Termination in clause (k) shall only be applicable if the trigger level which caused such Event of Termination was above 80%.



                                   ARTICLE IX


         Section 9.1 FURTHER ASSURANCES. The Purchaser, Originator and Seller agree that from time to time the Purchaser will sell the Assets or cash flows therein to various third parties. Originator and Seller agree to use their best efforts to cooperate with the Purchaser in connection with the Purchaser's sale of the Assets or the cash flows therein to such third parties; provided, however, Originator and Seller are not obligated to pay any of the Purchaser's fees or expenses associated with such sale. In the event Originator and Seller incur out of pocket expenses associated with the sale of the Assets or the cash flows therein to a third party (I.E., the creation of new software to service the Receivables and the related Assets or the cash flows therein, change in servicing requirements, etc.) Purchaser shall reimburse the Originator or Seller for such expense.


                                   ARTICLE X

                                   [RESERVED]

                                   ARTICLE XI

                 ASSIGNMENTS; PARTICIPATIONS; RELEASE OF ASSETS

         Section 11.1 ASSIGNMENTS.

                  (a) The Purchaser may at any time assign to one or more assignees, all, or any ratable part of, its interest in the Asset Pool as in effect from time to time hereunder, PROVIDED, (i) the Purchaser's obligations under this Agreement and any other Transaction Document shall remain unchanged, (ii) the Purchaser shall remain solely responsible for the performance of such obligations, and (iii) the Seller, Originator, the Servicer, the Club Trustee and Deed Corp shall continue to deal solely and directly with the Purchaser in connection with the rights and obligations under this Agreement and the other Transaction Documents.

                  (b) In addition, the Purchaser may both assign and delegate to one or more assignees, all, or any ratable part of, its interest in the Asset Pool as in effect from time to time hereunder, its commitment to purchase Receivables and related Assets, and the other rights and obligations of the Purchaser hereunder and under the other Transaction Documents; PROVIDED, HOWEVER, the Seller, Originator, the Club Trustee and the Servicer shall, at their election, have the right to continue to deal solely and directly with the Purchaser in connection with the rights and obligations under this Agreement and the other Transaction Documents; and PROVIDED, FURTHER, that if any assignee fails to satisfy its obligations hereunder, HFI shall perform such obligations. The Seller and Originator agree to cooperate in good faith with the Purchaser in connection with effecting any such assignments and delegations, including execution of any amendments or supplements to this Agreement or any other Transaction Document which the Purchaser reasonably deems necessary in order to effect such assignment and delegation.

         Section 11.2 PARTICIPATIONS.

         The Purchaser may at any time sell to one or more commercial financial institutions or other Persons not Affiliates of the Originator, participating interests in its interest in the Asset Pool as in effect from time to time hereunder, its commitment to purchase Receivables, and the other rights and obligations of the Purchaser hereunder and under the other Transaction Documents; PROVIDED, HOWEVER, that (i) the Purchaser's obligations under this Agreement and any other Transaction Document shall remain unchanged, (ii) the Purchaser shall remain solely responsible for the performance of such obligations, and (iii) the Seller, Originator, the Club Trustee and Servicer shall continue to deal solely and directly with the Purchaser in connection with the rights and obligations under this Agreement and the other Transaction Documents.

         Section 11.3 INFORMATION TO ASSIGNEES/PARTICIPANTS; CONFIDENTIALITY.

         The Purchaser may furnish any information concerning the Seller, Originator, the Club Trustee and Servicer in possession of the Purchaser from time to time to assignees and participants (including prospective assignees and participants). Purchaser agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "CONFIDENTIAL" or "SECRET" by the Seller and provided to it by the Seller, or by the Purchaser on the Seller's behalf, under this Agreement or any other Transaction Document, and neither it, the Club Trustee nor any of their Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Transaction Documents or in connection with other business now or hereafter existing or contemplated with the Seller; except to the extent such information
(i) was or becomes generally available to the public other than as a result of disclosure by the Purchaser or one of its Affiliates, or (ii) was or becomes available on a non-confidential basis from a source other than the Seller, provided that such source is not bound by a confidentiality agreement with the Seller known to the Purchaser; PROVIDED, HOWEVER, that the Purchaser or any assignee (including any assignee thereof) may disclose such information (A) at the request of, or pursuant to any requirement of any Purchaser, or in connection with, an examination of such Purchaser by any regulatory authority;
(B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable requirement of law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Purchaser or any Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Transaction Document; (F) to the Purchaser's independent auditors and other professional advisors; (G) to any participant or Eligible Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Purchaser hereunder; (H) as to the Purchaser or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Seller is party or is deemed party with the Purchaser as its Affiliates; (I) to its Affiliates; PROVIDED such Affiliate is bound by the confidentiality provisions; (J) to any rating agency or regulatory body overseeing the Purchaser or any assignee and (K) to any party providing liquidity or credit support to the Purchaser or any assignee.

         Section 11.4 SELLER'S REPURCHASE OPTION.

         Following Seller's written notice to the Purchaser at least twenty (20) days prior to a Payment Date, and provided that the Receivable Balance of all Receivables in the Asset Pool is then less than 5.00% of the aggregate Receivable Balances of the Receivables purchased hereunder when so purchased, the Seller may (but is not required to) repurchase from the Purchaser on that Payment Date all outstanding Receivables and related Assets at a price equal to the Aggregate Unpaids. Such price is to be deposited in the Collection Account one Business Day before such Payment Date, against the Purchaser's retransfer and release of the Receivables, related Assets and the Receivable Files to the Seller.

                                  ARTICLE XII

                                  MISCELLANEOUS

         Section 12.1 AMENDMENTS AND WAIVERS.

         No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Seller and the Purchaser or any assignee and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Seller shall be effective without the written concurrence of the Purchaser. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 12.2 NOTICES, ETC.

         All notices, demands, certificates, requests and communications hereunder ("NOTICES") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telefax transmission with a verbal confirmation of receipt (except that notices and communications pursuant to Article II shall not be effective until received with respect to any notice sent by mail or telex), in all cases addressed to the recipient as follows:

         If to the Originator/Servicer:     Bluegreen Corporation
                                            4960 Blue Lake Drive
                                            Boca Raton, Florida 33431
                                            Attn: Patrick E. Rondeau, Esq.
                                            Telephone No.: (561) 912-8005
                                            Telecopy: (561) 912-8299

         If to the Seller:                  Bluegreen Receivables Finance
                                              Corporation III
                                            4960 Blue Lake Drive
                                            Boca Raton, Florida 33431
                                            Attn: Patrick E. Rondeau, Esq.
                                            Telephone No.: (561) 912-8005
                                            Telecopy: (561) 912-8299

         If to Deed Corp:                   BRFC III Deed Corporation
                                            4960 Blue Lake Drive
                                            Boca Raton, Florida 33431
                                            Attn: Patrick E. Rondeau, Esq.
                                            Telephone No.: (561) 912-8005
                                            Telecopy: (561) 912-8100

         If to Purchaser:                   Heller Financial, Inc.
                                            30th Floor - HREF/VO
                                            500 W. Monroe Street
                                            Chicago, Illinois 60661
                                            Attn: Portfolio Manager, Vacation
                                                  Ownership
                                            Facsimile: (312) 441-7924

         with a copy to:                    Heller Financial, Inc.
                                            30th Floor - HREF/VO

                                            500 W. Monroe Street
                                            Chicago, Illinois 60661
                                            Attn: Group General Counsel -
                                                  Vacation Ownership
                                            Facsimile: (312) 441-7872

         If to the Cash Administrator:      U.S. Bank National Association
                                            180 East Fifth Street
                                            St. Paul, Minnesota 55101
                                            Attn: Sheryl Christopherson
                                            Fax No.: (612) 244-1797
                                            Tel. No.: (612) 244-0739

         If to the Club Trustee:            4950 Blue Lake Drive
                                            Suite 400
                                            Boca Raton, Florida 33431
                                            Telephone No.: (561) 912-7988
                                            Telecopy: (561) 912-7999

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         Section 12.3 [RESERVED].

         Section 12.4 NO WAIVER; REMEDIES.

         No failure on the part of the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 12.5 BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 12.6 TERM OF THIS AGREEMENT.

         This Agreement, including, without limitation, the Seller's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until there are no Aggregate Unpaids; PROVIDED, HOWEVER, that the provisions of Section 12.9 and Section 12.10 shall be continuing and shall survive any termination of this Agreement.

         Section 12.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. EACH OF THE PURCHASER, THE SELLER, THE CLUB TRUSTEE AND THE SERVICER HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF ILLINOIS. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         Section 12.8 WAIVER OF JURY TRIAL.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PURCHASER, THE SELLER, THE CLUB TRUSTEE AND THE SERVICER WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 12.9 COSTS, EXPENSES AND TAXES.

                  (a) The Originator and the Seller agree to pay or cause to be paid on demand all costs and expenses of the Purchaser incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and out-of-pocket expenses, if any (including reasonable counsel fees and expenses), incurred by the Purchaser in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith; PROVIDED, HOWEVER, Originators and Sellers obligations under this Section 12.9(a) hereof shall not extend to costs and expenses associated with the exercise of the Purchaser's rights under Sections 11.1 and 11.2 hereof.

                  (b) The Originator and the Seller shall pay or cause to be paid on demand any and all damages, losses, claims, liabilities, fees and related costs and expenses, including attorney's fees and expenses, incurred by or awarded against the Purchaser or any of its respective Affiliates (each, an "INDEMNIFIED PARTY") arising out of or as a result of any acts, omissions or alleged acts or omissions of the Originator or Seller in violation or in contravention of this Agreement or other Transaction Documents and owed by such Indemnified Party to any other Person; PROVIDED that the Seller shall not be liable for the payment of any portion of such damages, losses, claims, liabilities, fees or related costs or expenses resulting from the gross negligence or willful misconduct of an Indemnified Party or the breach of a Requirement of Law by an Indemnified Party; PROVIDED, HOWEVER, that nothing contained in this paragraph shall be construed to obligate the Originator or the Seller to indemnify an Indemnified Party with respect to losses, claims, damages and liabilities incurred as a result of the payment performance of the Receivables and related Assets.

        Section 12.10 NO BANKRUPTCY COVENANT.

         The parties hereto (other than the Purchaser) hereby covenant and agree that they will not institute against, or join any other Person in instituting against, the Seller, the Club Trustee or Deed Corp any involuntary Insolvency Proceedings or take any action in contemplation or furtherance thereof.

        Section 12.11 PROTECTION OF OWNERSHIP INTERESTS OF THE PURCHASER; INTENT OF PARTIES; BACK-UP SECURITY INTEREST.

                  (a) The Seller agrees that from time to time, at its expense, it will or will cause the Servicer to promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Purchaser may reasonably request, to perfect, protect or more fully evidence its ownership of and interest in the Assets, or to enable the Purchaser to exercise and enforce its rights and remedies hereunder.

                  (b) If the Seller or the Servicer fails to perform any of its obligations hereunder after ten (10) days' notice from the Purchaser, the Purchaser may (but shall not be required to) perform, or cause performance of, such obligation; and the Purchaser's costs and expenses incurred in connection therewith shall be payable by the Seller (if the Servicer that fails to so perform is the Seller or an Affiliate thereof) as provided in Section 12.9, as applicable. The Seller irrevocably authorizes the Purchaser and appoints the Purchaser as its attorney-in-fact to act on behalf of the Seller (i) to execute on behalf of the Seller as debtor and to file financing statements necessary or desirable in the Purchaser's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchaser in the Assets and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Assets as a financing statement in such offices as the Purchaser in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchaser in the Assets.

                  (c) The parties hereto intend that the conveyance of Assets by the Seller to the Purchaser shall be treated as sales for all purposes. If, despite such intention, a determination is made that such transactions shall not be treated as sales, then this Agreement shall be interpreted to constitute a security agreement and the transactions effected hereby shall be deemed to constitute secured loans by the Purchaser to the Seller under applicable law, with recourse of the Purchaser being limited to the Assets, and as otherwise expressly contemplated by the provisions of the Transaction Documents. For such purpose, the Seller hereby transfers, conveys, assigns and grants to the Purchaser, a continuing security interest in all Assets, all Collections and the proceeds of the foregoing to secure the repayment of all Capital, all payments at any time due or accrued in respect of the Yield and all other payments at any time due (whether accrued or due) by the

         Seller hereunder (including without limit any fee owing to the Purchaser or amount owing under Section 12.9 hereof).

         Section 12.12 EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

        Section 12.13 PURCHASER RIGHT OF FIRST REFUSAL.

         Originator and Seller hereby covenant with Purchaser that, from the date hereof until the first to occur of (a) the Program Termination Date, (b) the date on which an event occurs which relieves the Purchaser from making Purchases hereunder and the Purchaser is not making Purchases hereunder, (c) the date on which an event occurs which relieves Heller Financial, Inc. from making Advances under the Warehouse Facility and Heller Financial, Inc. is not making Advances thereunder, or (d) an Event of Termination under Section 8.1 of this Agreement, Purchaser shall have, and Purchaser is hereby granted, the right and option, subject to the terms set forth below (the "PURCHASE OPTION") to purchase Receivables and related Assets (which for this purpose shall obligate the Originator and Seller, as well as any Affiliate thereof, to disclose to Purchaser all resorts developed by the Originator and Seller or any Affiliate thereof in order to provide Purchaser the opportunity to make a determination whether such resort may be an Additional Resort). Purchaser shall notify the Originator and Seller within forty-five days of its receipt of satisfactory information with respect to a resort whether such resort qualifies as an Additional Resort.

         The Purchase Option may be exercised or not exercised in Purchaser's sole discretion. If Purchaser declines to exercise the Purchase Option, Purchaser shall have no further Purchase Option with respect to the Receivables. Notwithstanding anything contained herein to the contrary, it is expressly agreed and understood that any purchase pursuant to the Purchase Option shall be subject to approval by Purchaser's credit committee in accordance with Purchaser's standard credit guidelines and it is further expressly understood and agreed that Purchaser is under no obligation to exercise the Purchase Option and that nothing in this Section 12.13 shall be deemed or construed to create any such obligation.

        Section 12.14 PURCHASE CESSATION EVENTS.

         In the event Heller Financial, Inc. is no longer making Advances under the Warehouse Facility or an Increased Cost Event shall have occurred and is continuing, Collections shall be applied consistent with Section 2.6 hereof.

        Section 12.15 COOPERATION OF PARTIES TO CLUB CONVERSION.

         The parties hereto agree that they will cooperate to effectuate the conversion of the Receivables relating to the Resorts, which are in the form of conditional sales contracts, into notes and related mortgages in order to convert the Obligors of such Receivables into the Club as well as preserving the Purchaser's economic and ownership interest in the Receivables purchased hereunder.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                       BLUEGREEN RECEIVABLES FINANCE CORPORATION III

                                  By: /s/ JOHN F. CHISTE
                                      --------------------------------------
                                  Printed Name: John F. Chiste
                                                ----------------------------
                                  Title: Treasurer
                                         -----------------------------------



THE CUSTODIAN OF                  BRFC III DEED CORPORATION
CERTAIN DEEDS:

                                  By: /s/ JOHN F. CHISTE
                                      --------------------------------------
                                  Printed Name: John F. Chiste
                                                ----------------------------
                                  Title: Treasurer
                                         -----------------------------------






THE ORIGINATOR/SERVICER:          BLUEGREEN CORPORATION

                                  By: /s/ JOHN F. CHISTE
                                      --------------------------------------
                                  Printed Name: John F. Chiste
                                                ----------------------------
                                  Title: Sr. Vice President, Treasurer & CFO
                                         -----------------------------------

THE PURCHASER:                    HELLER FINANCIAL, INC.

                                  By: /s/ LISA J. HANSEN
                                      --------------------------------------
                                  Printed Name: Lisa J. Hansen
                                                ----------------------------
                                  Title: Vice President
                                         -----------------------------------

THE CASH ADMINISTRATOR:           U.S. BANK NATIONAL ASSOCIATION

                                  By:
                                      --------------------------------------
                                  Printed Name:
                                                ----------------------------
                                  Title:
                                         -----------------------------------

THE CLUB TRUSTEE:                 VACATION TRUST, INC., for itself and as Club
                                  Trustee under the Trust Agreement


                                  By: /s/ SHARI A. BAYSE
                                      --------------------------------------
                                  Printed Name:  Shari A. Bayse
                                                ----------------------------
                                  Title: Secretary & Treasurer
                                         -----------------------------------